Altrius Enhanced Income Fund Class A: KEUAX Class C: KEUCX Class I: KEUIX
Summary Prospectus	January 26, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.kaizenfunds.com/private-investors/key-message-for-private-investors/. You may also obtain this information at no cost by calling 1-844-524-9366 or by sending an e-mail request to info@kaizenfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2015 as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The investment objectives of the Altrius Enhanced Income Fund (the “Fund”) are to maximize long-term total return and generate income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Your Account With The Fund - Class A Shares” on page 30 of the Statutory Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%	1.10%	1.10%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses (includes shareholder service fees of up to 0.15%)[2]	0.92%	0.92%	0.92%
Total annual fund operating expenses	2.27%	3.02%	2.02%
Fees waived and/or expenses reimbursed[3]	(0.52%)	(0.52%)	(0.52%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.75%	2.50%	1.50%

1	Class C Shares of the Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.

2	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

3

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of Class A, Class C and Class I Shares respectively. This agreement is in effect until December 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A Shares	$718	$1,173
Class C Shares	$356	$885
Class I Shares	$153	$583

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class C Shares	$253	$885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

The Fund employs two strategies to seek to achieve its investment objectives: 1) an unconstrained bond strategy to seek to maximize total returns and 2) a strategy that seeks to enhance portfolio income.

Unconstrained Bond Strategy

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of bonds. The Fund will invest in bonds that may be issued by various types of issuers, including the following:

●    Investment grade securities of U.S. and non-U.S. issuers;

●    Debt securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

●    Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets countries;

●    Other debt securities issued by government or corporate issuers, including high yield debt instruments of U.S. and non-U.S. issuers (commonly referred to a “junk bonds”), convertible bonds, zero coupon bonds; and

●    Mortgage-backed securities and other asset-backed securities.

The Fund may invest in bonds of any maturity or credit quality rating. With respect to maturity, the Fund has no target duration for its investment portfolio and the Fund’s sub-advisor may target shorter or longer durations in response to its view of the fixed income markets generally or any sector thereof. With respect to credit quality, the Fund may invest in investment grade or non-investment grade securities, without limitation, depending on the sub-advisor’s view of the fixed income markets generally or any sector thereof. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by the Fund’s sub-advisor to be of comparable credit quality. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch or, if unrated, determined by the Fund’s sub-advisor to be of comparable credit quality. Junk bonds may include securities that are rated “C” or below (in default) or are unrated.

The Fund may invest in individual bonds, or may gain exposure to bonds by investing in exchange-traded products (ETPs), such as exchange-traded funds (ETFs) or exchange-traded notes (ETNs), that invest in securities with similar characteristics.

In selecting securities for the Fund, one of the Fund’s sub-advisors, Altrius Capital Management, Inc. (“Altrius”), applies a flexible strategy seeking to capitalize on opportunities in a wide variety of income-producing securities. Altrius identifies investment opportunities through an investment process focused on both macroeconomic analysis and bottom-up security selection. On a macro-level, Altrius allocates the Fund’s assets among various income-producing market sectors based on current and projected economic and market conditions, and among different types of income-producing securities that vary by characteristics such as duration, yield, risk profile, and industry. Altrius then selects individual securities based on its bottom-up analysis of particular issuers within the allocation profiles identified. Securities selected for investment are typically those that the Altrius believes offer the greatest available potential to generate income and total return based on the Altrius’ risk-reward analysis.

Enhanced Income Strategy

The Fund will seek to enhance the unconstrained bond strategy with an option overlay strategy intended to generate income. Two Fish Management, LLC (“Two Fish”), one of the Fund’s sub-advisors, employs a strategy intended to generate premium income by writing put options on high quality, large capitalization U.S. equities that are out-of-the money (“OTM”) (i.e., the option has a strike price that is lower than the market price of the underlying security at the time of purchase of the option sale and Two Fish believes the strike price will remain below the market price for the entire option term). Each listed put option sold in the portfolio is an “American-style” option (i.e., an option which can be exercised at the strike price at any time prior to its expiration). The typical term of put options sold is 30-45 days. The strike price (i.e., the price at which a put option can be exercised) of each put option is typically 5%-10% below the price at which the underlying equity is trading at the time of the put sale. If a stock trades below the strike price of a put option and the put option is exercised by the option holder, the Fund will have to pay the option holder the strike price, and will typically liquidate the underlying equity and write a new OTM put option on the same underlying equity. If a stock trades below the strike price of a put option, the Fund may also roll the position out in term and down in strike price (i.e., buy back the put option and write a new put option for a new term), typically for a cash credit to the Fund. If the underlying stock does not close below its strike price, the option expires worthless and the entire amount of the premium payment is retained by the Fund. Two Fish also opportunistically rolls options to shorten or extend their term to expiration and increase or decrease their strike price to seek to enhance prospective risk-adjusted returns to the Fund. The use of options may generate taxable capital gains for shareholders.

The return to the Fund from the sale of put options is limited to the amount of option premiums it receives, while the Fund can lose up to the entire strike price at expiration of each option it sells. To seek to mitigate risk, the Fund limits its notional exposure (i.e., put option contracts sold multiplied by the strike price of each contract multiplied by 100 shares per contract) to 100% of the market value of the Fund’s bond positions, in aggregate. Typically, the Fund’s notional exposure as a percentage of the aggregate market value of the bond positions held by the Fund is 70%-80%.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market risk. Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical and other conditions. The value of an equity security can decline significantly in response to these conditions.

Multi-style management risk. Because portions of the Fund’s assets are managed by different sub-advisors using different styles, the Fund could enter into overlapping securities transactions. One sub-advisor may be purchasing securities at the same time another sub-advisor may be selling those same securities, which may lead to higher transaction expenses than a fund managed by one sub-advisor.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest rate risk. Interest rate risk is the possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. For example, the price of a security with a five-year duration would be expected to drop by approximately 5% in response to a 1% increase in interest rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Emerging market risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign sovereign risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

ETF risk. ETFs are subject to many of the same risks associated with individual securities, including market risk that the market as a whole, or the specific sector in which an ETF invests, may decline. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Mortgage-backed and asset-backed securities risk. Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment risk, risk of default of the underlying mortgages or assets, and delinquencies and losses of the underlying mortgages or assets. Additionally, political and legal developments may adversely affect the value and liquidity of these securities.

Options risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Written Options Risk. The Fund will incur a loss as a result of writing (selling) options if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy obligations.

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s sub-advisors about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s sub-advisors in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

No operating history. The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-Advisors

Kaizen Advisory, LLC (“Kaizen” or the “Advisor”) is the Fund’s investment advisor. Altrius Capital Management, Inc. (“Altrius”) and Two Fish Management, LLC (“Two Fish”) are the Fund’s sub-advisors (each, a “Sub-Advisor” and together, the “Sub-Advisors”).

Portfolio Managers

Sub-Advisor	Portfolio Managers	Managed the Fund Since
Altrius Capital Management, Inc.	James Russo, Founder and Chairman	December 31, 2015
Two Fish Management, LLC	Mike Morris, Founder	December 31, 2015

Purchase and Sale of Fund Shares

The Class A and Class C Shares will not be immediately available at the Fund’s inception.

To purchase shares of the Fund you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$10,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.